Barclays Global Tech Conference NASDAQ: SGI December 7, 2011

©2011 SGI Legal Notice Safe Harbor Cautionary Statement This presentation contains forward-looking statements, including statements regarding management’s expectations about the markets, business, products, operating plans and financial performance of Silicon Graphics International Corp. (“SGI”) as of December 7, 2011. Statements containing words such as "will," "expect," "believe," and "intend," and other statements in the future tense, are forward-looking statements. Any statements contained in this presentation that are not statements of historical fact may be deemed forward-looking statements. Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and uncertainties, including, but not limited to: SGI operates in a very competitive market which may cause pricing pressure and impair our market penetration; SGI has extensive international business activities which create risks from complex international operations, foreign currency exposure and changing legal, regulatory, political or economic conditions, including SGI’s operations in Japan, which may be negatively affected by earthquakes and other natural disasters, as well as ongoing power supply disruptions following the March 2011 earthquake and tsunami; a significant portion of the Company's revenues has come from a limited number of customers and such customer concentration increases the risk of quarterly fluctuations in our revenues and operating results and the loss or reduction of business from one or a combination of our significant customers could materially affect our revenues, financial condition and results of operations; SGI is unable to control the supply of components, and, as a result, is experiencing and may experience in the future component shortages and delivery delays that can cause components to not be available at all and the price of components to increase and can result in component quality issues; SGI is unable to control component pricing, such as what our suppliers charge for central processing units, and, as has happened in the past, component pricing can rise unexpectedly, negatively impacting SGI’s gross margins as well as other financial measures; uncertainty arising from SGI’s increased dependence on business with U.S. Government entities; failure of our customers to accept new products; and economic conditions impacting the purchasing decisions of SGI’s customers. Detailed information about these and other risks and uncertainties that could affect SGI’s business, financial condition and results of operations is se t forth in SGI’s Annual Report on Form 10-K under the caption “Risks Factors,” which was filed with the Securities and Exchange Commission on August 29, 2011, as updated by the subsequent filings with the SEC made by SGI, all of which are available at www.sec.gov. Accordingly, you are cautioned not to place undue reliance on forward-looking statements. This presentation is as of December 7, 2011, and the continued posting or availability of this presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise, except where required by law. The SGI logos and SGI product names used or referenced herein are either registered trademarks or trademarks of Silicon Graphics International Corp. or one of its subsidiaries. All other trademarks, trade names, service marks and logos referenced herein belong to their respective holders. Any and all copyright or other proprietary notices that appear herein, together with this Legal Notice, must be retained on this presentation. Non-GAAP Reconciliation All non-GAAP financial measures contained in this presentation are reconciled to GAAP on slide 24 of this presentation. 2

©2011 SGI Our Strategy The Trusted Leader in Technical Computing Business Computing Business Applications Technical Computing Workload Optimized Big Data Technical Applications Redundancy Scale & Speed 3

©2011 SGI The Opportunity HPC Commercial Scientific Modeling & Simulation Cloud Public Private Government Big Data Hadoop In-memory Analytics Archive Providing Customers with Trusted Technical Computing Solutions 4

Building Business Momentum • Largest Independent Provider of Technical Computing • Product Cycles Getting Stronger • Distribution in 50 countries • 1,500+ employees • Net Assets: $523M3 • Cash & Investments: $116M3 • Debt Free3 $780M $630M $404M $247M FY 08 2 FY 10 FY 11 FY 12 1 1 Revenue Guidance Range of $740m to $780m 2 Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009, filed a 6-month stub year-end on 6-26-09 3 As of September 30, 2011 $740M 5

©2011 SGI Total Revenue 2004-2011 by quarter 0 25000 50000 75000 100000 125000 150000 175000 200000 In T hous a nd s HPC Internet * Rackable acquired substantially all the assets of Silicon Graphics, Inc., changed name to SGI in May 2009, filed a 6-month stub year-end on 6-26-09. Trends Driving Revenue Big Data 2004 2005 2006 2007 2008 2009 2010 2011 6

Four Solution Pillars

Compute

- SGI® ICE
- SGI® UV
- SGI® Rackable™
- Big Data Solutions
- Project xRay

Storage

- InfiniteStorage
- ArcFiniti™

Software

- OpenFOAM®
- Management Center
- Performance Center
- DMF / XFS

Services

- Consulting Services
- Managed Services
- Customer Support Services

Designed to work together. Designed to scale.

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©2011 SGI Customers Trust SGI Mission, operations and exploration KEGG: World’s largest DNA Database Power allocation to 1 Billion People Maintaining nuclear warheads Protecting the warfighter Powering the cloud Discovering the next 100 years of energy Forecasting 8

©2011 SGI Q1 FY12 Life Sciences momentum Institute for Chemical Research at Kyoto University Planned HPC system to advance genomics research is expected to consist of SGI UV 1000 systems operating at 32.6 teraflops and delivering up to 6.6x performance increase over the previous system. Others: • Bayer BioScience N.V. • BIOGEMMA • IRB Barcelona • St. Jude Children's Hospital 9

Upcoming Romley Cycle


SGI ICE X
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Highlights

Significant update cycle across all product lines

- SGI Rackable with up to 2x price/performance
- Entering the large-scale cluster market (scale-out) with SGI ICE X
- Mainstreaming shared memory with SGI UV (scale-up)
- Expect revenue contribution in second half of FY12

NEW: SGI ICE X – Introduced at SC11

From Teraflop to Petaflop computing

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Financial Overview 11

©2011 SGI Gross margin expansion opportunity Solid operational discipline Low capex Low tax rate Strong Financial Model Wide range of opportunities to achieve earnings power Clear path to continued revenue growth and accelerated earnings growth. • New products • Market share gains • Sales force expansion • Acquisitions • Product mix shift • Efficiency gains • Higher value offerings • Supply Chain • Software Focused on intelligently investing in business with goal of creating strong earnings leverage • Sales force expansion in FY12 • Increased pace of new product introductions We own and manage our manufacturing and supply chain operations, with low cost expansion capacities NOL as of June 24, 2011 of $516.7M to offset taxes on future earnings for several years Multiple paths to growth 12

©2011 SGI Q1 FY12 Results 13 * Sequential Growth = Q1 FY12 over Q4 FY11 Q1 FY12 Sequential Growth Year/Year Growth REVENUE $178.9M -8% 58% GROSS MARGIN 29.4% up 590 bps up 197 bps GAAP EPS (LOSS) ($0.08) up 31 cents up 29 cents NON-GAAP EPS (LOSS) $0.07 down 5 cents up 13 cents

©2011 SGI Q1 FY12 Balance Sheet 14 Metric Q1 FY12 Q4 FY11 Comment Cash & Equivalents $115.5M $143.2M $27.7M decrease Q/Q Primarily to fund inventory purchases Debt $0M $0M Debt free A/R $101.3M $108.7M Down $7.4M A/P $65.3M $71.3M Decrease of $6.0M Inventory $110.7M $81.0M Up $29.7M for won business

Q1 FY12 Results

	Q1 FY12	Q4 FY11	Q1 FY11
Research & Development	$16.2M	$13.6M	$13.8M
Sales & Marketing	$21.8M	$26.2M	$14.9M
General & Administrative	$16.9M	$15.6M	$12.8M
Restructuring	$0.1M	$3.4M	$0.6M
Acquisition-related	$0M	$0.2M	$0M
Total OPEX	**$55.0M**	**$59.0M**	**$42.1M**

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©2011 SGI Q1 FY12 Revenue Breakdown 16 PUBLIC SECTOR, 44% CLOUD, 25% MFG, 16% OTHERS, 15% , 0 Sales by Vertical Market Sales by Geographical Market Sales by Business Segment DOMESTIC, 59% INT'L, 41% PRODUCTS, 72% SERVICES, 28% , 0

©2011 SGI How we think about acquisitions • Balancing organic and acquisitive growth • We look for value • Accretive • Affinity: Storage, Services and Software The SGI Approach 17

©2011 SGI SGI Japan 18 * FY11 actuals as disclosed in 10-K, FY11 and FY12 estimates based on Q1FY12 earnings call FY11 Actual FY12 Guidance Year/Year Growth TOTAL SGI REVENUE $630M $740M - $780M 18 – 24% BUSINESS EXCLUDING JAPAN* FY11 Actual FY12 Guidance Year/Year Growth REVENUE $562M $640M - $680M 14 – 21%

©2011 SGI Scale and Flexibility • Filed Universal Shelf Registration Statement to sell up to $100M of stock – Provides us the flexibility to sell shares as and when required to pursue acquisitions and achieve our strategic objectives – No immediate plans to sell stock or issue debt but we may do so in the future opportunistically to minimize dilution of current shareholders • Secured an Asset-Backed Credit Facility of up to $50M – Allows us to fund working capital for larger orders and grow the company 19

©2011 SGI Re-affirming FY12 Guidance 20 FY12 Guidance Year/Year Comments REVENUE $740M to $780M 18% to 24% growth GROSS MARGIN 28% to 30% 100 to 300 bps growth EPS $0.15 to $0.30 $0.84 to $0.99 improvement Non-GAAP EPS $0.60 to $0.80 5% to 40% growth

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Trended Financial Data

SILICON GRAPHICS INTERNATIONAL CORP. AND SUBSIDIARIES
TRENDED FINANCIAL DATA
CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts. Unaudited)

	Q1 FY'11	Q2 FY'11	Q3 FY'11	Q4 FY'11	Q1 FY'12
Revenue					
Product	$ 62,357	$ 114,719	$ 88,205	$ 127,380	$ 108,568
Service	33,719	32,959	34,143	47,130	48,615
Combined product and service	16,818	29,846	21,316	20,976	21,712
Total revenue	112,894	177,524	143,664	195,486	178,895
Cost of revenue					
Product	49,182	85,989	68,482	103,611	86,225
Service	19,179	18,392	19,883	33,649	25,785
Combined product and service	13,536	20,814	14,797	12,242	14,247
Total cost of revenue	81,897	125,195	103,162	149,502	126,257
Gross profit	30,997	52,329	40,502	45,984	52,638
Operating expenses:					
Research and development	13,753	13,415	13,305	13,594	16,190
Sales and marketing	14,938	18,021	16,607	26,247	21,798
General and administrative	12,754	11,770	12,428	15,626	16,885
Restructuring	635	166	915	3,356	133
Acquisition-related	-	-	1,094	177	-
Total operating expenses	42,080	43,372	44,349	59,000	55,006
Loss from operations	(11,083)	8,957	(3,847)	(13,016)	(2,368)
Total other income (expense), net:					
Interest income (expense), net	130	96	10	(141)	(98)
Other income (expense), net	415	(4,595)	2,880	203	(858)
Total other income (expense), net	545	(4,499)	2,890	62	(956)
Loss before income taxes	(10,538)	4,458	(957)	(12,954)	(3,324)
Income tax provision (benefit)	649	734	715	(856)	(667)
Net income (loss)	(11,187)	3,724	(1,672)	(12,098)	(2,657)
Basic net income (loss) per share	$ (0.37)	$ 0.12	$ (0.05)	$ (0.40)	$ (0.08)
Diluted net income (loss) per share	$ (0.37)	$ 0.12	$ (0.05)	$ (0.40)	$ (0.08)
Shares used in computing net income (loss) per share					
Basic	30,536	30,321	30,577	30,608	31,303
Diluted	30,536	30,836	30,577	30,608	31,303
Non-GAAP net income (loss) per share	$ (0.06)	$ 0.44	$ 0.07	$ 0.12	$ 0.07

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Trended Financial Data

SILICON GRAPHICS INTERNATIONAL CORP. AND SUBSIDIARIES
TRENDED FINANCIAL DATA
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts. Unaudited)

	Q1 FY'11	Q2 FY'11	Q3 FY'11	Q4 FY'11	Q1 FY'12
ASSETS					
Current Assets:					
Cash and cash equivalents	$ 88,207	$ 100,941	$ 128,727	$ 139,868	$ 112,490
Current portion of restricted cash and cash equivalents	167	1,144	1,730	948	998
Accounts receivable, net	96,320	103,538	101,648	108,675	101,296
Inventories	105,358	79,074	82,722	80,965	110,726
Deferred cost of revenue	57,262	57,637	57,439	59,306	58,290
Prepaid Expenses and other current assets	15,625	19,574	15,527	17,937	16,021
Total current assets	362,939	361,908	387,793	407,699	399,821
Non-current portion of restricted cash and cash equivalents	3,102	3,241	3,351	2,390	2,025
Long-term investments	7,386	6,207	-	-	-
Property and equipment, net	26,470	26,204	29,160	29,573	29,687
Intangible assets, net	15,203	12,608	18,068	13,289	12,296
Non-current portion of deferred cost of revenue	51,580	56,885	52,825	45,219	38,132
Other Assets	32,659	29,400	33,621	39,839	40,604
TOTAL ASSETS	$ 499,339	$ 496,453	$ 524,818	$ 538,009	$ 522,565
LIABILITIES AND STOCKHOLDERS' EQUITY					
Current Liabilities:					
Accounts payable	$ 47,974	$ 41,452	$ 44,065	$ 71,299	$ 65,250
Accrued compensation	18,660	21,017	24,856	29,477	24,047
Current portion of notes payable	-	-	8,157	-	-
Current portion of deferred revenue	152,846	138,019	138,957	132,986	134,691
Other current liabilities	26,653	33,630	33,216	39,967	42,518
Total current liabilities	246,133	234,118	249,251	273,729	266,506
Notes payable, net of current portion	-	-	1,483	-	-
Non-current portion of deferred revenue	92,471	98,346	96,077	93,146	84,085
Long-term income taxes payable	22,333	23,400	24,285	24,104	21,886
Retirement benefit obligations (1)	-	-	-	15,569	15,247
Other non-current liabilities	12,550	12,390	21,081	8,175	8,315
Total liabilities	373,487	368,254	392,177	414,723	396,039
Stockholder's equity	125,852	128,199	132,641	123,286	126,526
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 499,339	$ 496,453	$ 524,818	$ 538,009	$ 522,565

(1) Prior to June 24, 2011, this amount was presented as part of the "Other non-current liabilities".

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GAAP to Non-GAAP EPS Reconciliation

SILICON GRAPHICS INTERNATIONAL CORP. AND SUBSIDIARIES
TRENDED FINANCIAL DATA
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except per share amounts. Unaudited)

		Q1 FY'11	Q2 FY'11	Q3 FY'11	Q4 FY'11	Q1 FY'12
GAAP Net Income (Loss)		$ (11,187)	$ 3,724	$ (1,672)	$ (12,098)	$ (2,657)
Share-based Compensation	(1)	1,192	1,261	1,495	1,950	2,069
Amortization of Intangibles	(1)	1,020	2,595	1,398	3,283	1,648
Restructuring Charges	(2)	635	166	915	3,356	133
Transaction Related	(2)	-	-	1,094	177	-
Revenue Recognition Related	(2)	5,288	787	(612)	3,760	-
Other	(3)	1,214	5,103	(341)	3,486	1,000
Non-GAAP Net Income (Loss)		(1,838)	13,636	2,277	3,914	2,193
Shares used in computing net income (loss) per share						
Basic		30,536	30,321	30,577	30,608	31,303
Diluted		30,536	30,836	30,577	30,608	31,303
GAAP Basic and diluted net loss per share		$ (0.37)	$ 0.12	$ (0.05)	$ (0.40)	$ (0.08)
Non-GAAP Basic net income/(loss) per share		$ (0.06)	$ 0.45	$ 0.07	$ 0.13	$ 0.07
Non-GAAP Dilutive net income/(loss) per share		$ (0.06)	$ 0.44	$ 0.07	$ 0.13	$ 0.07

NOTE: This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(1) Adjustments to exclude certain non-cash expenses such as share-based compensation and amortization of intangible assets.

(2) Adjustments to exclude the items discussed below because such items are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items.

Restructuring Charges — Restructuring charges consist primarily of severance expense, facility closure and relocation costs.

Transaction-Related Costs — The Company excludes certain expense items resulting from actual or potential transactions such as business combinations, mergers, acquisitions, and financing transactions, including expenses for advisors and representatives such as investment bankers, consultants, attorneys, and accounting firms.

Revenue Recognition Related - The Company added back gross margin impacts from revenue arrangements deferred under Software Revenue Recognition rules (ASC 985-605) and fair value allocation rules (ASC 605-25) in fiscal year 2011. These add backs are no longer presented for fiscal year 2012.

(3) Adjustments to exclude certain non-cash expenses and/or certain items which are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items such as: (i) realized gains/losses on the Company's auction rate securities, (ii) other-than-temporary impairment of an equity investment, (iii) litigation or dispute settlement charges or gains, (iv) inventory step-up from acquisitions, and (v) incremental excess and obsolete long-term service inventory charges.

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